UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2011
CVR ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33492	61-1512186
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification Number)
incorporation)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices,
including zip code)
Registrant’s telephone number, including area code: (281) 207-3200
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders
SIGNATURES

Item 5.07. Submission of Matters to a Vote of Security Holders.
     On May 18, 2011, CVR Energy, Inc. (the “Company”) held its annual meeting of the stockholders of the Company. The stockholders of the Company voted on five proposals, consisting of (1) election of nine directors to the board of directors of the Company (the “Board”), (2) ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011, (3) approval by a non-binding advisory vote of the Company’s named executive officer compensation (referred to as “Say-on-Pay”), (4) approval by a non-binding advisory vote of the frequency of future Say-on-Pay voting every 1 year, 2 years or 3 years, and (5) approval of the Performance Incentive Plan of the Company. For more information regarding the foregoing proposals, please see the Company’s Proxy Statement dated April 20, 2011, which was filed with the Securities and Exchange Commission pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended.
     At the annual meeting of the stockholders of the Company, (1) all of the Board’s nominees for director were elected, (2) the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011 was ratified, (3) the stockholders approved, by a non-binding advisory vote, the Company’s named executive officer compensation (or “Say-on-Pay”), (4) the stockholders approved, by a non-binding advisory vote, the frequency of future Say-on-Pay voting every year, and (5) the stockholders approved the Performance Incentive Plan of the Company. The voting results for each of the proposals are summarized below.
Proposal 1 — Election of Directors
     The nominees listed below were elected to the Board, with the respective votes set forth opposite of each nominee’s name:

		Votes Against		Broker Non-
Director	Votes For	or Withheld	Votes Abstain	Votes
John J. Lipinski	67,377,231	641,531	0	11,307,555
Barbara M. Baumann	67,658,498	360,264	0	11,307,555
William J. Finnerty	67,765,895	252,867	0	11,307,555
C. Scott Hobbs	67,781,818	236,944	0	11,307,555
George E. Matelich	67,426,431	592,331	0	11,307,555
Steve A. Nordaker	67,424,531	594,231	0	11,307,555
Robert T. Smith	67,766,187	252,575	0	11,307,555
Joseph E. Sparano	67,420,232	598,530	0	11,307,555
Mark E. Tomkins	67,427,279	591,483	0	11,307,555

Proposal 2 — Ratify the Audit Committee’s Selection of KPMG
     The appointment by the Company’s Audit Committee of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2011 was ratified by the following vote:

	Votes Against or
Votes For	Withheld	Votes Abstain	Broker Non-Votes
78,915,331	51,404	359,582	0
Proposal 3 — Non-Binding, Advisory Vote on Named Executive Officer Compensation (Say-on-Pay)
     The stockholders approved, by a non-binding advisory vote, the Company’s named executive officer compensation (or “Say-on-Pay”) by the following vote:

	Votes Against or
Votes For	Withheld	Votes Abstain	Broker Non-Votes
60,561,655	7,220,301	236,806	11,307,555
Proposal 4 — Non-Binding, Advisory Vote on the Frequency of Future Say-on-Pay Voting
     The stockholders approved, by a non-binding advisory vote, the frequency of future Say-on-Pay voting every year by the following vote:

				Broker Non-
Every 1 Year	Every 2 Years	Every 3 Years	Votes Abstain	Votes
38,954,314	459,777	28,393,035	211,636	11,307,555
Proposal 5 — Approval of the Performance Incentive Plan
     The stockholders approved the Performance Incentive Plan of the Company by the following vote:

	Votes Against or
Votes For	Withheld	Votes Abstain	Broker Non-Votes
66,708,042	1,054,739	255,981	11,307,555

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: May 23, 2011

CVR Energy, Inc.

By:	/s/ Edmund S. Gross Edmund S. Gross,
Senior Vice President, General Counsel and
Secretary